UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2024

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

On June 29, 2024, Jeffrey L. DiRubio, the Precision Optics Corporation, Inc.’s (the “Company”) Senior Vice President of Sales and Marketing, resigned from the Company effective as of June 30, 2024. In order to provide for a smooth transition and to make available to the Company his expertise with respect to the Company’s products and customers, the Company has entered into a Consulting Agreement for the one-year term beginning July 1, 2024 and ending June 30, 2025, during which the Company will pay Mr. DiRubio an aggregate amount of $110,000, payable in monthly installments over the one year term of the Consulting Agreement.

In addition, the Company and Mr. DiRubio have modified his existing Employment Agreement with the Company to provide for, among other amendments, that (i) the term of Mr. DiRubio’s employment agreement ended June 30, 2024, (ii) his base salary was increased retroactively from December 1, 2023 through June 30, 2024, to be paid in a lump sum in the amount of $25,962, (iii) to set his bonus payment for the fiscal year ended June 30, 2024 in an amount equal to $44,000, (iv) to supersede the severance provisions in his Employment Agreement with the provisions of his Consulting Agreement, and (v) to amend his outstanding option agreements to allow for his vested options to be exercisable for one year after the end of his continuous services.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Modification to Employment Agreement by and between Precision Optics Corporation, Inc. and Jeffrey L. DiRubio dated June 29, 2024.
10.2	Consulting Agreement by and between Precision Optics Corporation, Inc. and Jeffrey L. DiRubio dated June 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: July 3, 2024	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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